UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 2, 2021
MediaAlpha, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39671	85-1854133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 South Flower Street, Suite 640 Los Angeles, California	90017
(Address of Principal Executive Offices)	(Zip Code)
(213) 316-6256
(Registrant’s telephone number, including area code)
(Not Applicable)
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value	MAX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ITEM 2.02 - Results of Operations and Financial Condition.
On July 8, 2021, MediaAlpha, Inc. (the “Company”) issued a press release regarding the resignation of the Company’s Chief Financial Officer, in which the Company reaffirmed its previously issued financial guidance regarding its expected financial results for the second quarter ended June 30, 2021 and the full year ending December 31, 2021. The Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
This information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by the Company, whether made before or after today’s date, regardless of any general incorporation language in such filing.
ITEM 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)    Departure of Chief Financial Officer
On July 2, 2021, Tigran Sinanyan, the Chief Financial Officer and Treasurer of the Company, notified the Company of his intention to resign from the Company effective October 1, 2021 to pursue a general management role with a privately-held company. Mr. Sinayan will continue to serve as the Company’s Chief Financial Officer and Treasurer through that date. Mr. Sinanyan’s resignation is not a result of any disagreement with the Company or its independent auditors on any matter relating to the Company’s accounting, strategy, management, operations, policies, regulatory matters, or practices (financial or otherwise). The Company has commenced a search for a new Chief Financial Officer. A copy of the press release issued by the Company announcing this transition is attached as Exhibit 99.1 to this Current Report on Form 8-K.
ITEM 7.01 – Regulation FD Disclosure.
The information set forth in Item 2.02 is also furnished pursuant to this Item 7.01 and is incorporated herein by reference.
ITEM 9.01 – Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.    Description
    99.1    Press release dated July 8, 2021.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
MediaAlpha, Inc.

By:	/s/ Jeffrey B. Coyne
	Name:	Jeffrey B. Coyne
	Title:	General Counsel & Secretary
Date: July 8, 2021